Goodwill	12 Months Ended
Aug. 31, 2023
Goodwill.
Goodwill

5. Goodwill

On June 3, 2021, the Company completed the acquisition of EB Rental Ltd. [“EBR”] by acquiring all the issued and outstanding shares of 7858078 Canada Inc. EBR operates an electric boat rental operation located in Newport beach, California, with a fleet of over 20 ships. All boats operated by EBR are supplied by the Company, which offers the Company the ability to showcase its products and provide brand awareness. Before the acquisition, the Company and EBR were related through common ownership.

EBR was acquired for cash consideration of U.S.$4,582,367 ($5,546,039), financed entirely by the Company’s available cash on hand, and equity consideration of $3,474,232 representing 284,495 shares at U.S.$10.09 [approximately $12.21] per share.

The balance of goodwill related to the acquisition of EBR is at $9,680,941 as at August 31, 2023 [2022 – $9,352,640], with the change since acquisition date due to foreign exchange translation.